Exhibit 3.23

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “CRYSTAL E&P COMPANY, L.L.C.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE THIRTIETH DAY OF MARCH, A.D. 1998, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “U.P. HALL HOLDINGS I, L.P.” TO “PEOPLES ENERGY TEXAS PRODUCTION HOLDINGS, L.P.”, FILED THE FIFTEENTH DAY OF JANUARY, A.D. 1999, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 2001, AT 1:30 O’CLOCK P.M.

CERTIFICATE OF MERGER, CHANGING ITS NAME FROM “PEOPLES ENERGY TEXAS PRODUCTION HOLDINGS, L.P.” TO “PEOPLES ENERGY PRODUCTION PARTNERS, L.P.”, FILED THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 2001, AT 1 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FIRST DAY OF OCTOBER, A.D. 2001, AT 12:01 O’CLOCK A.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
2878523 8100H	AUTHENTICATION:	9768611

120919708	DATE:	08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

1

Delaware

The First State

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM “PEOPLES ENERGY PRODUCTION PARTNERS, L.P.” TO “CORONADO ENERGY PRODUCTION PARTNERS, L.L.C.”, FILED THE TWENTY-SEVENTH DAY OF SEPTEMBER, A.D. 2007, AT 11:50 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CONVERSION IS THE TWENTY-SEVENTH DAY OF SEPTEMBER, A.D. 2007, AT 6:15 O’CLOCK P.M.

CERTIFICATE OF FORMATION, FILED THE TWENTY-SEVENTH DAY OF SEPTEMBER, A.D. 2007, AT 11:50 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE TWENTY-SEVENTH DAY OF SEPTEMBER, A.D. 2007, AT 6:15 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “CORONADO ENERGY PRODUCTION PARTNERS, L.L.C.” TO “CRYSTAL E&P COMPANY, L.L.C.”, FILED THE SECOND DAY OF JUNE, A.D. 2009, AT 1:25 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “CRYSTAL E&P COMPANY, L.L.C.”.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
2878523 8100H	AUTHENTICATION:	9768611

120919708	DATE:	08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

2

CERTIFICATE OF LIMITED PARTNERSHIP

OF

U.P. HALL HOLDINGS I, L.P.

This Certificate of Limited Partnership of U.P. HALL HOLDINGS I, L.P. is being executed and filed by the undersigned General Partner for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1.	The name of the limited partnership formed hereby is U.P. HALL HOLDINGS I, L.P. (the “Limited Partnership”).

2.

The address of the registered office of the Limited Partnership in Delaware is 1013 Centre Road, Wilmington, New Castle County, Delaware 19805 and the name and address of the registered agent for service of process on the Limited Partnership in Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805.

3.	The name and address of the sole general partner is as follows:

	NAME	ADDRESS

	U.P. HALL I, INC.	130 East Randolph Drive
Chicago, IL 60601

IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Limited Partnership, has caused this Certificate of Limited Partnership to be duly executed as of this 30th day of March, 1998.

U.P. HALL I, INC.

By:	/s/ Thomas M. Patrick
Name:	Thomas M. Patrick
Title:	Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/30/1998
981124342 - 2878523

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/15/1999
991018080 - 2878523

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

U. P. HALL HOLDINGS I, L.P.

It is hereby certified that:

FIRST:                                    The name of the limited partnership (hereinafter called the “partnership”) is U. P. Hall Holdings I, L.P.

SECOND:                    Pursuant to provisions of Section 17-202, title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

Article 1 of the Certificate of Limited Partnership is deleted and in lieu of said Article the following new Article 1 is substitiuted:

1.                    The name of the limited partnership is Peoples Energy Texas Production Holdings, L.P.

The undersigned, a general partner of the partnership, executed this certificate of amendment on December 31, 1988.

By:	U. P. Hall I, Inc.

By:	/s/ James M. Luebbers
James M. Luebbers

Its:	Vice President and Controller

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 09/26/2001
010477644 - 2878523

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

PEOPLES ENERGY TEXAS PRODUCTION HOLDINGS, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Peoples Energy Texas Production Holdings, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Peoples Energy Texas Production Holdings, L.P.

SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

“The name and business address of the sole General Partner is as follows:

NAME:	ADDRESS:

Peoples Energy Production Operating Company	130 East Randolph Drive
Chicago, Illinois 60601”

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 26th day of September, 2001.

Peoples Energy Production Operating Company
As General Partner

By	/s/ James M. Luebbers
Name:	James M. Luebbers
Title:	Vice President and Controller

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 09/28/2001
010484830 - 2878523

CERTIFICATE OF MERGER

Merging

Peoples Energy Louisiana Production Holdings, L.P.,

Peoples Energy North Dakota Production Holdings, L.P.,

Peoples Energy Colorado Production Holdings, L.P.

Into

Peoples Energy Texas Production Holdings, L.P.,

Pursuant to the provisions of Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), the undersigned corporation submits the following Certificate of Merger for the purpose of effecting a merger under the DRULPA.

1.                                       The name and jurisdiction of formation of each of the constituent entities are as follows:

Name of Limited Partnership	Type of Entity	State of Formation

Peoples Energy Texas Production Holdings, L.P.	Limited Partnership	Delaware

Peoples Energy Louisiana Production Holdings, L.P.	Limited Partnership	Delaware

Peoples Energy North Dakota Production Holdings, L.P.	Limited Partnership	Delaware

Peoples Energy Colorado Production Holdings, L.P.	Limited Partnership	Delaware

2.                                       An agreement and plan of merger (the “Merger Agreement”) has been approved and executed by each of the constituent entities in accordance with Section 17-211 of the DRULPA.

3.                                       The name of the surviving Limited Partnership is Peoples Energy Texas Production Holdings, L.P.

4.                                       The name of the surviving Limited Partnership is hereby amended to Peoples Energy Production Partners, L.P.

5.                                       The executed Merger Agreement is on file at the principal place of business of the surviving domestic limited partnership, located at 130 East Randolph Dr., Chicago, Illinois 60601.

6.                                       A copy of the Merger Agreement will be furnished by the surviving domestic limited partnership, on request and without cost, to any partner of the constituent entities.

7.                                     The merger shall become effective at 12:01 a.m., Eastern Standard Time, on October 1, 2001.

Dated as of the 26th day of September, 2001.

PEOPLES ENERGY TEXAS PRODUCTION HOLDINGS, L.P.

By: Peoples Energy Production Operating Company
as General Partner

By:	/s/ Steven W. Nance
Name:	Steven W. Nance
Title:	President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:49 AM 09/27/2007
FILED 11:50 AM 09/27/2007
SRV 071059234 - 2878523 FILE

CERTIFICATE OF CONVERSION

OF

PEOPLES ENERGY PRODUCTION PARTNERS, L.P.

The undersigned hereby executes this Certificate of Conversion of Peoples Energy Production Partners, L.P. (the “Company”) for the purpose of converting the Company into a Delaware limited liability company in accordance with Section 18-214 of the Delaware Limited Liability Company Act (the “DLLCA”) and Section 17-219 of the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”).

1.                                                The Company was first formed on March 30, 1998 in the State of Delaware in accordance with the DRULPA, and the jurisdiction immediately prior to the filing of this Certificate continues to be Delaware.

2.                                                The name of the Company immediately prior to filing this Certificate is Peoples Energy Production Partners, L.P.

3.                                                The name of the limited liability company as set forth in its Certificate of Formation filed in accordance with Section 18-214(b)(2) of the DLLCA is Coronado Energy Production Partners, L.L.C.

4.                                                This Certificate of Conversion, and the conversion of the Company into a Delaware limited liability company, shall be effective as of 6:15 PM Eastern Time on September 27, 2007.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Conversion as of the 27th day of September, 2007.

/s/ Barth J. Wolf
Barth J. Wolf, Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:49 AM 09/27/2007
FILED 11:50 AM 09/27/2007
SRV 071059234 - 2878523 FILE

CERTIFICATE OF FORMATION

OF

CORONADO ENERGY PRODUCTION PARTNERS, L.L.C.

The undersigned hereby executes this Certificate of Formation of Coronado Energy Production Partners, L.L.C. (the “Company”) for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act.

1.                                                The name of the Company is Coronado Energy Production Partners, L.L.C.

2.                                                The address of the registered office of the Company is c/o The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

3.                                                The Company’s registered agent at such registered office address is The Corporation Trust Company.

4.                                                This Certificate of Formation, and the formation of the Company, shall be effective as of 6:15 PM Eastern Time on September 27, 2007.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of the 27th day of September, 2007.

/s/ Barth J. Wolf
Barth J. Wolf, Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:42 PM 06/02/2009
FILED 01:25 PM 06/02/2009
SRV 090579402 - 2878523 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF FORMATION

OF

CORONADO ENERGY PRODUCTION PARTNERS, L.L.C.

The undersigned, desiring to amend the Certificate of Formation of Coronado Energy Production Partners, L.L.C. (the “LLC”), pursuant to the provisions of Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

FIRST:                                   The name of the LLC is:

Coronado Energy Production Partners, L.L.C.

SECOND:                    The article numbered “FIRST” of the Certificate of Formation of the Company shall be amended as follows:

“FIRST:                             The name of the LLC formed hereby is:

Crystal E&P Company, L.L.C.”

THIRD:                               This amendment to the Certificate of Formation shall be effective on upon filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Formation on this 1st day of June 2009.

CORONADO ENERGY PRODUCTION PARTNERS, L.L.C.

By:	/s/ Joyce Allen-Dennis
Joyce Allen-Dennis
Assistant Secretary